                                                                   Exhibit 10.35


                               RESPIRONICS, INC.
                     1997 Non-Employee Directors' Fee Plan

          The purpose of the 1997 Non-Employee Directors' Fee Plan (the "Plan") is to provide in respect of each director of Respironics, Inc. (the "Company") who is not also an employee of the Company or any of its subsidiaries (a "non-employee Director") for the payment of her or his retainer fees (as opposed to meeting attendance fees) for services to be performed by such non-employee Director ("Director Fees") as a member of the Board of Directors of the Company (the "Board") in shares of Common Stock of the Company. The purposes of the Plan are further to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for each non-employee Director to continue to serve as a Director of the Company and to provide a means through which the Company may continue to attract able persons to serve as Directors of the Company.

                                   SECTION 1
                                Administration

          The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

          The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary or advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan or as to stock issued under the Plan shall be subject to the determination of the Committee, which shall be final and binding.

          Notwithstanding the above, the selection of the Directors to whom stock may be issued for Director Fees, the timing of such issuance and the number of shares subject to any issuance shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.


                                   SECTION 2
                        Shares Available under the Plan

          The aggregate number of shares which may be issued or delivered under the Plan is 25,000 shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), subject to adjustment and substitution as set forth in Section 4. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury (reacquired) shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 3
                           Payment of Director Fees

          Commencing with the calendar quarter ending December 31, 1997 each non-employee Director shall automatically and without further action by the Board or the Committee receive payment of Director Fees by the issuance to the non-employee Director of shares of Common Stock in the following manner:

               (A) Within a reasonable time after each regularly scheduled quarterly meeting of the Board, each non-employee Director shall be awarded a number of shares of Common Stock determined by dividing the Directors Fees payable for such quarter by the fair market value (as determined in paragraph
(D) below) of the Common Stock on the second trading day preceding such meeting.

               (B) The number of shares of Common Stock determined as provided in paragraph (A) shall be rounded up or down to the nearest full share.

               (C) Certificates or other evidence of shares of Common Stock so awarded shall only be issued or evidenced in "round" (100 share or an integral multiple) lots except for the last certificate or evidence issuable to the non-employee Director under the Plan. Awards for shares not issued in certificates or otherwise evidenced shall be carried forward to be combined with the number awarded in respect of the next quarter.

               (D) Fair market value of the Common Stock shall be the following price, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable
                        -----------------------
publication as the Committee, in its discretion, may determine to rely upon):
(a) if the Common Stock is listed on the New York Stock Exchange, the last sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the last sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the last sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sales price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 3. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 3 for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date.

                                   SECTION 4
                     Adjustment and Substitution of Shares

          For purposes of the Plan the Common Stock shall be the Common Stock of the Company outstanding and publicly traded from time to time or such securities as the Common Stock shall be changed into or exchangeable for whether of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation.

          No adjustment or substitution provided for in this Section 4 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.


                                   SECTION 5
         Effect of the Plan on the Rights of Company and Stockholders

          Nothing in the Plan or in any Director Fees paid shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.

                                   SECTION 6
                           Amendment and Termination

          The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for the Common Stock awarded under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, or (b) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3.

          Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock issued for Director Fees to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any Common Stock previously awarded under the Plan.


                                   SECTION 7
                      Effective Date and Duration of Plan

          The Plan was approved in principle by the Board on August 15, 1997. The effective date and date of adoption of the Plan shall be November 1, 1997, the date as of which formal ratification of the Plan by the Board was made. No stock may be issued for Director Fees under the Plan subsequent to October 31, 2005.

                                       3